UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    September 28, 2007
                                                --------------------------------


                   Morgan Stanley ABS Capital I Inc. Trust 2007-HE7
                 -----------------------------------------------
                            (Exact name of issuing entity)


                        Morgan Stanley ABS Capital I Inc.
                 -----------------------------------------------
                 (Exact name of depositor as specified in its charter)


       Morgan Stanley Mortgage Capital Holdings LLC, successor-in-interest by merger to Morgan Stanley Mortgage Capital Inc.
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                  (Exact name of sponsor as specified in its charter)

        Delaware                      333-130694-32              20-8734615
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(State or other jurisdiction        (Commission                (IRS Employer
of incorporation of depositor)        File Number              Identification
                                  of issuing entity)          No. of depositor)


1585 Broadway, New York, New York                                10036
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(Address of principal executive offices                  (Zip Code of depositor)
        of depositor


Registrant's telephone number, including area code (212) 761-4000
                                                   -----------------------------


                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.
             ------------

     On September 28, 2007, Morgan Stanley ABS Capital I Inc. (the "Depositor") caused the issuance of the Morgan Stanley ABS Capital I Inc. Trust 2007-HE7 Mortgage Pass-Through Certificates, Series 2007-HE7 (the "Certificates"). The Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of September 1, 2007 (the "Pooling and Servicing Agreement"), by and among the Depositor, as depositor, Saxon Mortgage Services, Inc., as a servicer, Countrywide Home Loans Servicing LP, as a servicer, Deutsche Bank National Trust Company, as trustee, Wells Fargo Bank, National Association, as master servicer, securities administrator, a servicer and a custodian and LaSalle Bank National Association, as a custodian. The Class A-1, Class A-2a, Class A-2b, Class A-2c, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class B-1, Class B-2 and Class B-3 Certificates (the "Publicly Offered Certificates"), having an aggregate initial principal amount of $1,376,624,000, were sold to Morgan Stanley & Co. Incorporated (the "Underwriter") pursuant to an Underwriting Agreement, dated as of September 27, 2007, by and between the Depositor and the Underwriter.

     The Class X and Class P Certificates were sold to Morgan Stanley Mortgage Capital Holdings LLC (the "Sponsor") on September 28, 2007 in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of that Act.

     The Class R and Class RX Certificates were sold to the Underwriter on September 28, 2007 in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of that Act. The net proceeds of the sale of the Class X, Class P, Class R and Class RX Certificates were applied to the purchase of the mortgage loans from the Sponsor.

     Attached as exhibits are certain other agreements that were executed and delivered in connection with the issuance of the Certificates.

Item 9.01.   Financial Statements, Pro Forma Financial Information and Exhibits.
             ------------------------------------------------------------------

(c)   Exhibits

Exhibit 1 Underwriting Agreement, dated September 27, 2007, between the Depositor and the Underwriter.

Exhibit 4 Pooling and Servicing Agreement, dated as of September 1, 2007, by and among the Depositor, as depositor, Saxon Mortgage Services, Inc., as a servicer, Countrywide Home Loans Servicing LP, as a servicer, Deutsche Bank National Trust Company, as trustee, Wells Fargo Bank, National Association, as master servicer, securities administrator, a servicer and a custodian and LaSalle Bank National Association, as a custodian.

Exhibit 10.1 The Accredited Assignment, Assumption and Recognition Agreement, dated as of September 28, 2007, by and between Accredited Home Lenders, Inc., the Sponsor and the Depositor (included as Exhibit O to Exhibit 4).

Exhibit 10.2 The Eighth Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of August 1, 2006, by and between Accredited Home Lenders, Inc. and the Sponsor (included as Exhibit O to Exhibit 4).

Exhibit 10.3 The Amendment and Joinder to the Eighth Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of December 21, 2006 among Accredited Home Lenders, Inc, Aames Capital Corporation and the Sponsor (included as Exhibit 0 to
               Exhibit 4).

Exhibit 10.4 ISDA Master Agreement, dated as of September 28, 2007, by and between Morgan Stanley Capital Services Inc., the swap provider, and Wells Fargo Bank, National Association, a national banking association, as master servicer and securities administrator (included as part of Exhibit U to Exhibit 4).

Exhibit 10.5 Schedule to the Master Agreement, dated as of September 28, 2007, by and between Morgan Stanley Capital Services Inc., the swap provider, and Wells Fargo Bank, National Association, a national banking association, as master servicer and securities administrator (included as part of Exhibit U to Exhibit 4).

Exhibit 10.6 Credit Support Annex, dated September 28, 2007, by and between Morgan Stanley Capital Services Inc., the swap provider, and Wells Fargo Bank, National Association, a national banking association, as master servicer and securities administrator (included as part of Exhibit U to Exhibit 4).

Exhibit 10.7 Confirmation, dated September 28, 2007, by and between Morgan Stanley Capital Services Inc., the swap provider, and Wells Fargo Bank, National Association, a national banking association, as master servicer and securities administrator (included as part of Exhibit U to Exhibit 4).

Exhibit 10.8 Guarantee, dated September 28, 2007, by Morgan Stanley (included as part of Exhibit U to Exhibit 4).

Exhibit 10.9 Countrywide Amendment Regulation AB, dated as of January 26, 2006, by and among Countrywide Home Loans, Inc., Countrywide Home Loans Servicing LP and the Sponsor (included as part of Exhibit CC to Exhibit 4).

Exhibit 10.10 Representations and Warranties Agreement, dated as of September 28, 2007, by and between the Depositor and the Sponsor (included as part of Exhibit DD to Exhibit 4).

Exhibit 10.11 Interest Rate Cap Agreement, dated September 28, 2007, by and between Morgan Stanley Capital Services Inc., the swap provider, and Wells Fargo Bank, National Association, as master servicer and securities administrator (included as part of Exhibit EE to Exhibit 4).

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 16, 2007                    MORGAN STANLEY ABS CAPITAL I INC.


                                          By:  /s/ Steven Shapiro
                                              ----------------------------------
                                            Name:  Steven Shapiro
                                            Title: Vice President

                                INDEX TO EXHIBITS

Item 601(a) of
Regulation S-K                                                     Paper (P) or
Exhibit No.        Description                                    Electronic (E)
---------------    -----------                                    --------------

1                                                                       (E)
                   Underwriting Agreement, dated September 27,
                   2007, between the Depositor and the
                   Underwriter.

4                  Pooling and Servicing Agreement, dated as of         (E)
                   September 1, 2007, by and among the
                   Depositor, as depositor, Saxon Mortgage
                   Services, Inc., as a servicer, Countrywide
                   Home Loans Servicing LP, as a servicer,
                   Deutsche Bank National Trust Company, as trustee, Wells Fargo Bank, National
                   Association, as master servicer, securities administrator, a servicer and a custodian and LaSalle Bank National Association, as a custodian.

10.1               The Accredited Assignment, Assumption and            (E)
                   Recognition Agreement, dated as of September
                   28, 2007, by and between Accredited Home
                   Lenders, Inc., the Sponsor and the Depositor
                   (included as Exhibit O to Exhibit 4).

10.2               The Eighth Amended and Restated Mortgage             (E)
                   Loan Purchase and Warranties Agreement,
                   dated as of August 1, 2006, by and between Accredited Home Lenders, Inc. and the
                   Sponsor (included as Exhibit O to Exhibit 4).

10.3               The Amendment and Joinder to the Eighth              (E)
                   Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of December 21, 2006 among Accredited Home
                   Lenders, Inc, Aames Capital Corporation and the Sponsor (included as Exhibit 0 to
                   Exhibit 4).

10.4               ISDA Master Agreement, dated as of September         (E)
                   28, 2007, by and between Morgan Stanley
                   Capital Services Inc., the swap provider, and Wells Fargo Bank, National Association, a national banking association, as master servicer and securities administrator
                   (included as part of Exhibit U to Exhibit 4).

10.5               Schedule to the Master Agreement, dated as           (E)
                   of September 28, 2007, by and between Morgan
                   Stanley Capital Services Inc., the swap
                   provider, and Wells Fargo Bank, National
                   Association, a national banking association, as master servicer and securities administrator (included as part of Exhibit U to Exhibit 4).

10.6               Credit Support Annex, dated September 28,            (E)
                   2007, by and between Morgan Stanley Capital
                   Services Inc., the swap provider, and Wells
                   Fargo Bank, National Association, a national banking association, as master servicer and securities administrator (included as part of Exhibit U to Exhibit 4).

10.7               Confirmation, dated September 28, 2007, by           (E)
                   and between Morgan Stanley Capital Services
                   Inc., the swap provider, and Wells Fargo
                   Bank, National Association, a national
                   banking association, as master servicer and securities administrator (included as part of Exhibit U to Exhibit 4).

10.8               Guarantee, dated September 28, 2007, by              (E)
                   Morgan Stanley (included as part of Exhibit
                   U to Exhibit 4).

10.9               Countrywide Amendment Regulation AB, dated           (E)
                   as of January 26, 2006, by and among
                   Countrywide Home Loans, Inc., Countrywide
                   Home Loans Servicing LP and the Sponsor
                   (included as part of Exhibit CC to Exhibit
                   4).

10.10              Representations and Warranties Agreement,            (E)
                   dated as of September 28, 2007, by and
                   between the Depositor and the Sponsor
                   (included as part of Exhibit DD to Exhibit
                   4).

10.11              Interest Rate Cap Agreement, dated September         (E)
                   28, 2007, by and between Morgan Stanley
                   Capital Services Inc., the swap provider, and Wells Fargo Bank, National Association, as master servicer and securities administrator (included as part of Exhibit
                   EE to Exhibit 4).